TAXES	12 Months Ended
Sep. 30, 2024
Income Tax Disclosure [Abstract]
TAXES

NOTE 9 — TAXES

a.	Corporate Income Taxes (“CIT”)

Cayman Islands, BVI, and Samoa

Under the current tax laws of the Cayman Islands and BVI, the Company is not subject to tax on its income or capital gains. In addition, no Cayman Islands withholding tax will be imposed upon the payment of dividends by the Company to its shareholders.

Samoa has taxes for local business and residents at a rate of 27%. However, all Samoan international offshore companies are free from all local taxation, which includes, but is not limited to taxes on profits, capital gains, transactions, and contracts.

Republic of Seychelles

ProSeeds, Trade Router, and Carnegie Hill are incorporated in the Republic of Seychelles. The standard corporate tax is levied on companies at the following progressive rates: taxable income up to SCR1 million is subject to a 15% tax rate (reduced from 25%, effective January 1, 2022); and taxable income above SCR1 million is subject to a 25% tax rate (reduced from 30%, effective January 1, 2022). However, International Business Companies (“IBCs”) in Republic of Seychelles enjoy the following tax exemptions:

●	Zero corporate income tax for profits generated outside Seychelles
●	Dividends, royalties and interact payments are exempt from withholding taxes
●	No Capital gain tax

Malaysia

Starbox Berhad, StarboxGB, StarboxSB, and StarboxPB are governed by the income tax laws of Malaysia. The income tax provision in respect of operations in Malaysia is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations, and practices. Under the Income Tax Act of Malaysia, enterprises incorporated in Malaysia are usually subject to a unified 24% enterprise income tax rate while preferential tax rates, tax holidays, and tax exemptions may be granted on a case-by-case basis. The tax rate for small and medium sized companies (generally companies incorporated in Malaysia with paid-in capital of MYR2,500,000 or less, and gross income of not more than MYR50 million) is 15% for the first MYR150,000 (approximately $37,500) taxable income, and 17% for taxable income between MYR150,000 (approximately $37,500) to MYR600,000 (approximately $150,000), with the remaining balance of taxable income being taxed at the 24% rate. For the fiscal years ended September 30, 2024, 2023, and 2022, the statutory tax rate for each of the Company’s Malaysia subsidiaries was 24%, as a result the consolidated paid-in capital of the Company exceeded MYR2,500,000.

On June 13, 2023, StarboxGB submitted an application to be recognized as a Malaysia Digital Status company. This application received approval from the Malaysia Digital Economy Corporation Sdn Bhd (MDEC) on February 28, 2024. The approved business activities include (a) artificial intelligence in (i) Starbox AI data analysis & management tools and related services; (ii) Starbox AI calculation engine and related services; (iii) Starbox AI content solution and related services; and (b) creative media technology in Starbox VR solutions and related services. The approval is subject to certain terms and conditions, and StarboxGB is entitled to a 100% tax exemption for the approved business activities mentioned herein for a period of five years.

The components of the income tax provision were as follows:

	For the fiscal years ended September 30,
	2024	2023	2022
Current income tax expense
Cayman Island	$-	$-	$-
Malaysia	49,391	1,276,701	1,407,449
Subtotal	49,391	1,276,701	1,407,449

Deferred income tax expense (benefit)
Cayman Island	-	-	-
Malaysia	(594,209)	857,381	-
Total income tax expense (benefit)	$(544,818)	$2,134,082	$1,407,449

Reconciliation of the differences between the income tax provision computed based on the Malaysia unified statutory income tax rate and the Company’s actual income tax provision for the fiscal years ended September 30, 2024, 2023, and 2022, respectively, were as follows:

	For the fiscal years ended September 30,
	2024	2023	2022
Income (loss) tax provision computed based on Malaysia unified income tax statutory rate	$(27,293,476)	$1,761,266	$1,410,066
Effect of tax exemption due to reduced income tax rate for small and medium sized companies	26,904,116	(1,460)	-
Permanent difference	(301,524)	374,276	401,286
Change in valuation allowance	146,066	-	(403,903)
Actual income tax expense (benefit)	$(544,818)	$2,134,082	$1,407,449

Deferred tax assets

The Company’s deferred tax assets were comprised of the following:

	As of September 30, 2024	As of September 30, 2023

Deferred tax assets derived from net operating loss carry forwards	$164,366	$229,233
Less: valuation allowance	(164,366)	(35,174)
Deferred tax assets	$-	$194,059

Movement of valuation allowance:

	As of September 30, 2024	As of September 30, 2023

Balance as of beginning of the period	$35,174	$35,174
Current period change	110,176	-
Effect of foreign currency translation	19,016	-
Balance as of end of the period	$164,366	$35,174

The Company periodically evaluates the likelihood of the realization of deferred tax assets and reduces the carrying amount of the deferred tax assets by a valuation allowance to the extent it believes a portion will not be realized. Management considers new evidence, both positive and negative, that could affect the Company’s future realization of deferred tax assets including its recent cumulative earnings experience, expectation of future income, the carry forward periods available for tax reporting purposes and other relevant factors. Management concluded that the chances for the operating subsidiaries that suffered recurring losses in prior periods to become profitable in the foreseeable near future and to utilize their net operating loss carry forwards were remote; accordingly, the Company provided valuation allowance of $164,366, $35,174, and $35,174 for the deferred tax assets of these subsidiaries for the fiscal years ended September 30, 2024, 2023, and 2022, respectively. For the fiscal years ended September 30, 2024, 2023, and 2022, the change in valuation allowance amounted to $129,192, nil, and $(102,758), respectively.

Deferred tax liabilities

The Company’s deferred tax liabilities was comprised of the following:

	As of September 30, 2024	As of September 30, 2023

Difference between tax and book basis of depreciation and amortization expense	$954,078	$966,978
Intangible assets acquired through the acquisition of One Eighty Ltd.	4,935,000	5,640,000
Less: deferred tax assets	-	(194,059)
Deferred tax liabilities, net	$5,889,078	$6,412,919

b.	Taxes payable

As of September 30, 2024 and 2023, taxes payable consisted of the following:

	As of September 30, 2024	As of September 30, 2023
Income tax payable	$140,753	$326,389
Service tax payable	633,881	495,156
Less: tax prepaid	-	(482,195)
Total	$774,634	$339,350

Prepaid income tax	$1,169,394	$-